U.S. GLOBAL ACCOLADE FUNDS

                              Eastern European Fund
                          Global Emerging Markets Fund
                 (each, a "Fund" and collectively, the "Funds")

                       Supplement dated September 21, 2006
        to the Prospectus and Statement of Additional Information ("SAI")
                      of each Fund dated February 28, 2006


This supplement provides new and additional information beyond that contained in each Fund's prospectus and SAI and should be read in conjunction with the prospectus and SAI.

On August 29, 2006, the shareholders' approved new subadvisory agreements among U.S. Global Investors, Inc., U.S. Global Accolade Funds on behalf of the Eastern European Fund and Global Emerging Markets Fund and Charlemagne Capital (IOM) Limited.

The new subadvisory agreements are on substantially the same terms as the Funds' prior subadvisory agreements with Charlemagne.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.